Summary Prospectus January 30, 2017
Virtus Multi-Sector Short Term Bond Fund
A: NARAX	B: PBARX	C: PSTCX	I: PIMSX	R6: VMSSX	T: PMSTX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated January 30, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of providing high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I		Class R6		Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%		Non	e	Non	e	Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	2.00	%(a)	Non	e	Non	e	Non	e	1.00	%(a)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I		Class R6		Class T
Management Fees	0.47%	0.47%	0.47%	0.47%		0.47%		0.47%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	0.75%	0.50%	Non	e	Non	e	1.00%
Other Expenses	0.27%	0.27%	0.27%	0.27%		0.20	%(b)	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses(c)	1.00%	1.50%	1.25%	0.75%		0.68%		1.75%
(a)
The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year. The deferred sales charge is imposed on Class T Shares redeemed during the first year only.

(b)
Estimated for current fiscal year, as annualized.

(c)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$325	$536	$765	$1,422
Class B	Sold	$303	$474	$818	$1,532
	Held	$153	$474	$818	$1,532
Class C	Sold or Held	$127	$397	$686	$1,511
Class I	Sold or Held	$77	$240	$417	$930
Class R6	Sold or Held	$69	$218	$379	$847
Class T	Sold	$275	$525	$875	$1,750
	Held	$175	$525	$875	$1,750

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 53% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks current income with an emphasis on maintaining low volatility and overall short duration by investing primarily in higher quality, more liquid securities across 14 bond market sectors. The fund utilizes a value-oriented, research driven approach that seeks to strategically overweight undervalued sectors while applying strict risk controls.
Under normal circumstances, the fund invests at least 80% of its assets in bonds, which are fixed income debt obligations of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:
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Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

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Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

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Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

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Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

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High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

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Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.

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U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	10.79%	Worst Quarter:	Q4/2008:	-9.05%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class I Since Inception (6/6/08)	Class R6 Since Inception (11/3/16)
Class A
Return Before Taxes	2.60%	2.88%	4.20%	—	—
Return After Taxes on Distributions	1.31%	1.52%	2.52%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	1.46%	1.61%	2.56%	—	—
Class B
Return Before Taxes	2.98%	2.85%	3.90%	—	—
Class C
Return Before Taxes	4.86%	3.13%	4.19%	—	—
Class I
Return Before Taxes	5.22%	3.64%	—	5.13%	—
Class R6
Return Before Taxes	—	—	—	—	-0.06%
Class T
Return Before Taxes	4.35%	2.59%	3.66%	—	—
BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index (reflects no deduction for fees, expenses or taxes)	2.57%	2.32%	3.46%	3.16%	-0.29%
The BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index measures performance of U.S. corporate bond issues rated A1 through BBB3, inclusive (based on an average of Moody's, S&P and Fitch), with a remaining term to final maturity less than 3 years. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
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David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is the manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since 1993.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A, Class C and Class T Shares:
3

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
8415	1-17
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$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A, Class C and Class T Shares:
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$100, generally

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.